Exhibit 99.1

AUXILIUM ANNOUNCES U.S. FOOD AND DRUG ADMINISTRATION APPROVAL FOR XIAFLEX® FOR THE TREATMENT OF PEYRONIE’S DISEASE

XIAFLEX is First and Only FDA-Approved Treatment Proven Effective for Peyronie’s Disease

Company to Host Conference Call Today at 1:30 p.m. ET

CHESTERBROOK, PA, December 6, 2013 — Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL), a fully integrated specialty biopharmaceutical company, announced today that the U.S. Food and Drug Administration (FDA) has approved XIAFLEX® (collagenase clostridium histolyticum, or CCH), an in-office, biologic for the treatment of Peyronie’s disease (PD). XIAFLEX is the first and only FDA-approved treatment proven effective for PD in men with a palpable plaque and a curvature deformity of 30 degrees or greater at the start of therapy.

“In my practice, treating PD has been a challenge as, until now, we have had few options to offer our patients,” said Martin K. Gelbard, M.D., clinical trial investigator and clinical faculty member of UCLA School of Medicine, Department of Urology. “I believe the FDA approval of XIAFLEX is a significant achievement and offers a new option for urologists: the first approved in-office treatment to be administered non—surgically that is proven safe and effective for this physically and psychologically devastating disorder.”

PD is a condition that involves the development of collagen plaque, or scar tissue, on the shaft of the penis.  The scar tissue, known as a Peyronie’s plaque, may harden and reduce flexibility, which may cause bending or arching of the penis during erection. PD can result in varying degrees of penile curvature deformity and disease “bother” (encompassing concern about erection appearance, erection pain and the impact of PD on intercourse and on frequency of intercourse). PD is a disease with an initial inflammatory component. This inflammatory phase is poorly understood with a somewhat variable disease course and spontaneous resolution occurring in less than13 percent of cases. After approximately 12 months of disease, the disease is reported to often develop into a more chronic, stable phase(i). The incidence of PD is estimated between 3 and 9 percent(ii); however the disease is thought to be underdiagnosed and undertreated(i).  Based on U.S. historical medical claims data, it is estimated that between 65,000 and 120,000 PD patients are diagnosed every year, but only 5,000 to 6,500 PD patients are treated with injectables or surgery annually(iii).

“Auxilium is delighted about the FDA approval of XIAFLEX for Peyronie’s disease and we believe we are well prepared for commercialization of this important new indication,” said Adrian Adams, CEO and President of Auxilium. “We believe that this milestone, along with other recent additions to our urology portfolio, anchors our position as a leading company in the men’s healthcare area. We are proud of the strength of what is an increasingly more diversified portfolio of products, which covers treatments for low testosterone, erectile dysfunction, and now Peyronie’s disease and we feel that this positions us well for future potential growth and shareholder value creation.”

The FDA review and approval was based on the results of safety and efficacy data from the pivotal IMPRESS (The Investigation for Maximal Peyronie’s Reduction Efficacy and Safety Studies) trials, the Phase 3 double-blinded placebo-controlled studies that assessed XIAFLEX for the treatment of PD. In IMPRESS I and IMPRESS II at 52 weeks, both co-primary endpoints met statistical significance for mean percent change in penile curvature deformity and mean change in the PDQ bother domain score for XIAFLEX subjects vs. placebo patients.

The dose of XIAFLEX is 0.58 mg per injection administered into a Peyronie’s plaque. Up to eight injections (four treatment cycles) may be administered in the course of treatment.  Also, a penile modeling procedure is recommended after every treatment cycle of two injections in an effort to further disrupt the plaque. If more than one plaque is present, it should be injected into the plaque causing the curvature deformity. XIAFLEX has already been approved in the U.S., EU, Canada and Australia for the treatment of adult Dupuytren’s contracture (DC) patients with a palpable cord. XIAFLEX for the treatment of DC is marketed under the trade name XIAPEX® in the EU.

To support access to XIAFLEX, Auxilium has created Auxilium Advantage™ which is intended to provide a single point of contact for health care providers and patients for help accessing the product. Additionally, Auxilium worked with the FDA to develop a risk evaluation and mitigation strategy (REMS) for XIAFLEX that went into effect after the product first received FDA approval in February 2010 for adults with DC with a palpable cord. Auxilium has further collaborated with the FDA to update the REMS with an Elements to Assure Safe Use (ETASU) for XIAFLEX for the drug’s use in the treatment of PD in men with a palpable plaque and curvature deformity of 30 degrees or greater at the start of therapy. The goal of the XIAFLEX REMS with an ETASU for PD is to certify that the appropriate physicians and practice sites are trained in the use of XIAFLEX and to attempt to mitigate the serious risk of penile fracture (corporal rupture) and other serious injuries to the penis such as hematoma. These serious risks are highlighted in the Boxed Warning within the Full Prescribing Information (the label).

If you have questions about XIAFLEX, please contact the product call center at: 1-877-XIAFLEX (1-877-942-3539).

Conference Call

Auxilium will hold a conference call today at 1:30 p.m. ET, to discuss the FDA approval of XIAFLEX for PD. The presentation slides to be used during the call will be available on the “For Investors” section of the Company’s web site under the “Presentations” tab.  A question and answer session will follow the presentation. The conference call and the presentation slides will be simultaneously web cast on the “For Investors” section of the Company’s web site under the “Events” tab.  The conference call will be archived for future review until December 16, 2013.

Conference call details:

Conference call details:
Date:	Friday, December 6, 2013
Time:	1:30 p.m. ET
Dial-in (U.S.):	866-318-8611
Dial-in (International):	617-399-5130
Web cast:	http://www.auxilium.com
Passcode:	89342301
To access an audio replay of the call:
Access number (U.S.):	888-286-8010
Access number (International):	617-801-6888
Passcode:	28765512

About XIAFLEX

XIAFLEX (collagenase clostridium histolyticum, or CCH) is a biologic approved in the U.S., EU, Canada and Australia for the treatment of adult Dupuytren’s contracture (DC) patients with a palpable cord and for the treatment of adult men with Peyronie’s disease (PD) with a palpable plaque and curvature deformity of at least 30 degrees at the start of therapy in the U.S. XIAFLEX consists of a combination of two subtypes of collagenase, derived from clostridium histolyticum. Together, the collagenase sub-types are thought to work synergistically to break the bonds of the triple helix collagen structure. XIAFLEX has been granted Orphan status in the U.S. by the FDA for DC and PD.

About Auxilium

Auxilium Pharmaceuticals, Inc. is a fully integrated specialty biopharmaceutical company with a focus on developing and commercializing products to predominantly specialist audiences. Auxilium markets Testim (testosterone gel) for the topical treatment of hypogonadism in the U.S. and XIAFLEX (collagenase clostridium histolyticum (CCH) for the treatment of adult men with Peyronie’s disease with a palpable plaque and curvature deformity of at least 30 degrees at the start of therapy in the U.S., and XIAFLEX for the treatment of adult Dupuytren’s contracture patients with a palpable cord in the U.S. Ferring International Center S.A. markets Testim in certain countries of the EU and Paladin Labs Inc. markets Testim in Canada.  Swedish Orphan Biovitrium AB has marketing rights for XIAPEX (the EU tradename for CCH) in 71 Eurasian and African countries. Asahi Kasei Pharma Corporation has development and commercial rights for XIAFLEX in Japan and Actelion Pharmaceuticals Ltd has development and commercial rights for XIAFLEX in Canada, Australia, Brazil and Mexico. Auxilium also markets TESTOPEL®, a long-acting implantable testosterone replacement therapy, Edex®, the leading branded non-oral drug for erectile dysfunction, Striant®, a buccal system for testosterone delivery, Osbon ErecAid®, the leading device for aiding erectile dysfunction, and also has a non-promoted respiratory franchise, including Theo-24® and Semprex®-D, along with other non-promoted products, in the U.S. Auxilium has exclusive marketing rights in the U.S. and Canada for STENDRA™, an oral erectile dysfunction therapy. Auxilium has two projects in clinical development. CCH is in Phase 2 of development for the treatment of Frozen Shoulder syndrome (adhesive capsulitis) and Phase 2 of development for the treatment of cellulite (edematous fibrosclerotic panniculopathy). Auxilium also has rights to pursue additional indications for XIAFLEX. For additional information, visit http://www.auxilium.com.

IMPORTANT SAFETY INFORMATION FOR DC AND PD

What is XIAFLEX?

XIAFLEX is approved for two uses: Dupuytren’s contracture and Peyronie’s disease.

XIAFLEX is a prescription medicine used to treat adults with Dupuytren’s contracture when a “cord” can be felt.

XIAFLEX is a prescription medicine used to treat adult men with Peyronie’s disease who have a “plaque” that can be felt and a curve in their penis greater than 30 degrees when treatment is started.

It is not known if XIAFLEX is safe and effective in children under the age of 18.

Who should not receive XIAFLEX?

Do not receive XIAFLEX if you:

•                 have been told by your healthcare provider that the Peyronie’s plaque to be treated involves the “tube” that your urine passes through (urethra).

•                  have had an allergic reaction to collagenase clostridium histolyticum or any of the ingredients in XIAFLEX, or to any other collagenase product.  See the end of the Medication Guide for a complete list of ingredients in XIAFLEX.

What is the most important information I should know about XIAFLEX for the treatment of Dupuytren’s contracture?

XIAFLEX can cause serious side effects, including:

1.              Tendon rupture or ligament damage.  Receiving an injection of XIAFLEX may cause damage to a tendon or ligament in your hand and cause it to break or weaken.  This could require surgery to fix the damaged tendon or ligament.  Call your healthcare provider right away if you have trouble bending your injected finger (towards the wrist) after the swelling goes down or you have problems using your treated hand after your follow-up visit.

2.              Nerve injury or other serious injury of the hand.  Call your healthcare provider right away if you get numbness, tingling, or increased pain in your treated finger or hand after your injection or after your follow-up visit.

3.              Allergic reactions.  Severe allergic reactions can happen in people who receive XIAFLEX, because it contains foreign proteins.

Call your healthcare provider right away if you have any of these symptoms of an allergic reaction after an injection of XIAFLEX:

•                  hives

•                  swollen face

•                  breathing trouble

•                  chest pain

What is the most important information I should know about XIAFLEX for the treatment of Peyronie’s disease?

XIAFLEX can cause serious side effects, including:

1.                                      Penile fracture (corporal rupture) or other serious injury to the penis. Receiving an injection of XIAFLEX may cause damage to the tubes in your penis called the corpora.  After treatment with XIAFLEX, one of these tubes may break during an erection.  This is called a corporal rupture or penile fracture. This could require surgery to fix the damaged area.  Damage to your penis might not get better after a corporal rupture.

•                                          After treatment with XIAFLEX, blood vessels in your penis may also break, causing blood to collect under the skin (hematoma). This could require a procedure to drain the blood from under the skin.

Symptoms of corporal rupture or other serious injury to your penis may include:

•                                          a popping sound or sensation in an erect penis

•                                          sudden loss of the ability to maintain an erection

•                                          pain in your penis

•                                          purple bruising and swelling of your penis

•                                          difficulty urinating or blood in the urine

Call your healthcare provider right away if you have any of the symptoms of corporal rupture or serious injury to the penis listed above.

Do not have sex or have any other sexual activity for at least 2 weeks after the second injection of a treatment cycle with XIAFLEX and after any pain and swelling has gone away.

XIAFLEX for the treatment of Peyronie’s disease is only available through a restricted program called the XIAFLEX Risk Evaluation and Mitigation Strategy (REMS) Program.  For more information about the XIAFLEX REMS Program go to www.XIAFLEXREMS.com or call 1-877-942-3539.

2.                                      Allergic reactions.  Severe allergic reactions can happen in people who receive XIAFLEX, because it contains foreign proteins.

Call your healthcare provider right away if you have any of these symptoms of an allergic reaction after an injection of XIAFLEX:

•                  hives

•                  swollen face

•                  breathing trouble

•                  chest pain

XIAFLEX when used for either Dupuytren’s contracture or Peyronie’s disease can cause serious side effects, including:

•                                      increased chance of bleeding.  Bleeding or bruising at the injection site can happen in people who receive XIAFLEX. Talk to your healthcare provider if you have a problem with your blood clotting. XIAFLEX may not be right for you.

The most common side effects with XIAFLEX for the treatment of Dupuytren’s contracture include:

•                  swelling of the injection site or the hand

•                  bruising or bleeding at the injection site

•                  pain or tenderness of the injection site or the hand

•                  swelling of the lymph nodes (glands) in the elbow or armpit (axilla)

•                  itching

•                  breaks in the skin

•                  redness or warmth of the skin

•                  pain in the armpit

The most common side effects with XIAFLEX for the treatment of Peyronie’s disease include:

•                  a small collection of blood under the skin at the injection site (hematoma)

•                  swelling at the injection site or along your penis

•                  pain or tenderness at the injection site, along your penis and above your penis

•                  penis bruising

•                  itching of your penis or scrotum (genitals)

•                  painful erection

•                  erection problems (erectile dysfunction)

•                  changes in the color of the skin of your penis

•                  blisters at the injection site

•                  pain with sex

•                  a lump at the injection site (nodule)

Tell your healthcare provider if you have any side effect that bothers you or does not go away.

These are not all of the possible side effects with XIAFLEX. For more information, ask your healthcare provider or pharmacist.

Please see the full Prescribing Information and Medication Guide available at www.xiaflex.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including statements made with respect to: Auxilium’s strategic focus; the impact of XIAFLEX as an option for the treatment of PD; whether the Company is well prepared for the commercialization of this new PD indication; the importance of XIAFLEX to Auxilium’s urology portfolio; whether and to what extent XIAFLEX and other Auxilium products have the potential to help patients with men’s health conditions; whether the addition of the PD indication for XIAFLEX, together with our other diversified portfolio of products, positions us well for future potential growth and shareholder value creation; Auxilium’s reputation as a company committed to men’s healthcare; the success of Auxilium Advantage to support health care providers’ and patients’ access to XIAFLEX; whether the XIAFLEX REMS and an ETASU will mitigate any of the risks associated with the use of XIAFLEX; the progress and timing of development programs and related trials; and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘would’’, ‘‘expect’’, ‘‘intend’’, ‘‘plan’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘estimate’’, ‘‘predict’’, ‘‘potential’’, ‘‘seem’’, ‘‘seek’’, ‘‘future’’, ‘‘continue’’, or ‘‘appear’’ or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Although forward-looking statements are based on Auxilium’s current plans or assessments that are believed to be reasonable as of the date of this press release, they inherently involve certain risks and uncertainties. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed under ‘‘Risk Factors’’ in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2012 and in other public filings with the SEC, including, without limitation, as such Form 10-K was updated in Item 8.01 of the Current Report on Form 8-K filed on April 29, 2013 and Auxilium’s Quarterly Reports for 2013. While Auxilium may elect to update the forward-looking statements made in this news release in the future, Auxilium specifically disclaims any obligation to do so.  Auxilium’s SEC filings may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov. There may be additional risks that Auxilium does not presently know or that Auxilium currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.

Auxilium Contacts:

Keri P. Mattox / SVP, IR &	Nichol L. Ochsner / Senior Director, IR &
Corporate Communications	Corporate Communications
Auxilium Pharmaceuticals, Inc.	Auxilium Pharmaceuticals, Inc.
(484) 321-5900	(484) 321-5900
kmattox@auxilium.com	nochsner@auxilium.com

(i) L.A. Levine Peyronie’s Disease: A Guide to Clinical Management. Humana Press: 10-17, 2007.

(ii) Ralph D et al. J Sex Med. 2010;7(7):2359-2374.

(iii) SDI and data on file, Auxilium